UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2023

BETTER HOME & FINANCE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3 World Trade Center
175 Greenwich Street, 57th Floor
New York, NY 10007
(Address of principal executive offices, including zip code)
(415) 523-8837
Registrant’s telephone number, including area code
Aurora Acquisition Corp.
20 North Audley Street
London W1K 6LX
United Kingdom
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On August 22, 2023 (the “Closing Date”), Aurora Acquisition Corp., prior to the Domestication described below, a Cayman Islands exempted company with limited liability, company number 366813 (prior to the Business Combination described below, “Aurora” and, after the Business Combination, “Better Home & Finance Holding Company,” “Better Home & Finance” or the “Company”), consummated the previously announced business combination pursuant to the terms of the Agreement and Plan of Merger, dated as of May 10, 2021, as amended as of October 27, 2021, November 9, 2021, November 30, 2021, August 26, 2022, February 24, 2023 and June 23, 2023 (the “Merger Agreement”) by and among Aurora, Better Holdco, Inc., a Delaware corporation (“Better”) and Aurora Merger Sub I, Inc. a Delaware corporation and wholly owned subsidiary of Aurora (“Merger Sub”). On August 21, 2023, as contemplated by the Merger Agreement, Aurora filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Aurora was transferred by way of continuation from the Cayman Islands and domesticated as a Delaware corporation, changing its name to “Better Home & Finance Holding Company” (the “Domestication”). Following the Domestication, on August 22, 2023, as contemplated by the Merger Agreement, Merger Sub merged with and into Better, with Better surviving the merger (the “First Merger”) and Better merged with and into Better Home & Finance, with Better Home & Finance surviving the merger (the “Second Merger,” and together with the First Merger and the Domestication, the “Business Combination”). In connection with the Business Combination, Aurora changed its name to “Better Home & Finance Holding Company.”
Amendment No. 2 to SoftBank Subscription Agreement
On August 21, 2023, Aurora, Better and SB Northstar LP, a Cayman Islands exempted limited partnership (“SoftBank”) entered into an Amendment No. 2 to the Subscription Agreement, dated as of May 10, 2021, as amended by Amendment No. 1, dated as of November 30, 2021 (“Amendment No. 2”). Amendment No. 2 revised the terms of the subscription agreement such that SoftBank’s commitment to purchase $650,000,000 in convertible promissory notes following the Business Combination would be reduced by the amount of cash received by Better Home & Finance from the trust account of Aurora at closing and any amount of the $100,000,000 commitment by Novator Capital Sponsor Ltd., a Cyprus limited liability company (the “Sponsor”) to purchase convertible promissory notes following the Business Combination (the “Sponsor Note Commitment”) that the Sponsor elected not to fund. As the Sponsor elected not to fund any of the Sponsor Note Commitment, SoftBank’s maximum commitment was reduced to $550,000,000 accordingly. The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by the text of Amendment No. 2, attached as Exhibit 10.1 and incorporated by reference herein.
Convertible Notes Indenture
On August 22, 2023, the Company issued and sold to SoftBank senior subordinated convertible notes in the aggregate principal amount of $528,585,444 (the “Convertible Notes”) pursuant to an Indenture, dated as of August 22, 2023 (the “Indenture”), between the Company and GLAS Trust Company LLC, as trustee. The Convertible Notes bear 1% interest per annum and mature on August 15, 2028, unless earlier converted or redeemed.
The Convertible Notes are convertible, at the option of SoftBank, into shares of the Company’s Class A common stock, with an initial conversion rate per $1,000 principal amount of Convertible Notes equal to (a) $1,000 divided by (b) a dollar amount equal to 115% of the First Anniversary VWAP (as defined in the Indenture), subject to adjustments as described therein. The Indenture provides that the First Anniversary VWAP may be no less than $8.00 and no greater than $12.00, subject to adjustments as described therein. The Convertible Notes may be redeemed at the option of the Company at a redemption price of 115% of par plus accrued interest in cash, at any time on or before the 30th trading day prior to the maturity date of the Convertible Notes if the last reported sale price of the Class A common stock has been at least 130% of the conversion price then in effect for at least 20 trading days during the 30 trading day period ending on, and including, the trading day immediately preceding the date of notice of optional redemption.

The Convertible Notes permit the Company to designate up to $150 million of indebtedness that is senior to the Convertible Notes that would benefit from the subordination provisions set forth in the Indenture. In addition, the Indenture requires that if a domestic subsidiary of the Company guarantees other senior indebtedness of the Company, such subsidiary would also be required to guarantee the notes, subject to certain exceptions for non-profit subsidiaries and regulated mortgage origination subsidiaries.
The Convertible Notes were issued by the Company in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under the Securities Act.
The foregoing description of the Indenture and the Convertible Notes does not purport to be complete and is qualified in its entirety by the text of the Indenture. The Company intends to file the Indenture with a Current Report on Form 8-K with the U.S. Securities and Exchange Commission as soon as practicable and in any event no later than 4 business days after the Closing Date.
Item 2.03    Entry into a Material Definitive Agreement.
The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Report”) under the heading “Post-Closing Convertible Notes Indenture” is incorporated herein by reference into this Item 2.03.
Item 7.01    Regulation FD Disclosure
On August 23, 2023, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is furnished herewith as Exhibit 99.1.
The Aurora units, Aurora Class A ordinary shares and Aurora warrants were, as of close of market on August 23, 2023, listed on The Nasdaq Capital Market under the symbols “AURCU,” “AURC” and “AURCW,” respectively. In connection with the closing of the Business Combination, Aurora and Better applied for listing of Better Home & Finance Class A common stock and Better Home & Finance Warrants on The Nasdaq Global Market and The Nasdaq Capital Market, respectively, under the proposed symbols “BETR” and “BETRW.” On August 22, 2023, the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) approved this application. Accordingly, following the close of trading on August 23, 2023, Aurora’s Class A ordinary shares, units and warrants ceased trading and, on August 24, 2023, Better Home & Finance Class A common stock and Better Home & Finance Warrants are expected to commence trading on The Nasdaq Global Market and The Nasdaq Capital Market, respectively.
The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01    Other Events
The information set forth in Item 1.01 of this Report is incorporated by reference herein.
Aurora’s units automatically separated into their component securities upon consummation of the Business Combination. In connection with the consummation of Business Combination, on August 23, 2023, Aurora requested that Nasdaq delist Aurora’s public units and Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting Aurora’s units from Nasdaq and deregistering the units under Section 12(b) of the Exchange Act.
Forward Looking Statements
This Report and the information and documents incorporated by reference herein include “forward-looking statements” within the meaning of federal securities laws. These statements include, without limitation, statements regarding the financial position, business strategy, the plans and objectives of management for future operations, the ability to recognize the anticipated benefits of the Business Combination and related transactions and the Company’s ability to maintain the listing of its securities on Nasdaq following the Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under section titled “Risk Factors” in the Registration Statement on Form S-4 filed with the SEC relating to the Business Combination, including the definitive proxy statement/prospectus relating to the Business Combination. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Report.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

EXHIBIT INDEX
Exhibit No.	Description
10.1	Amendment No. 2 to Subscription Agreement, dated August 21, 2023, by and between Aurora Acquisition Corp., Better Holdco, Inc. and SB Northstar LP.
99.1	Press Release, dated August 23, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2023

Better Home & Finance Holding Company

By:	/s/ Kevin Ryan
Name:	Kevin Ryan
Title:	Chief Financial Officer
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